UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                  HOME BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

SEC 1913 (3-99)

Home Bancorp
================================================================================

132 EAST BERRY STREET  o  P.O. BOX 989
FORT WAYNE, INDIANA  46801-0989
PHONE: (219) 422-3502
FAX: (219) 426-7027



December 20, 1999

Dear Shareholder:

         The Board of Directors and Officers of Home Bancorp join me in extending to you a cordial invitation to attend the Fifth Annual Meeting of Shareholders. The meeting will be held on Tuesday, January 25, 2000 at 2:00 p.m. local time at the Holiday Inn Downtown, 300 East Washington Boulevard, Fort Wayne, Indiana.

         A copy of Home Bancorp's Annual Report is enclosed. The Annual Meeting will include management's report to you on the Company's fiscal 1999 financial and operating performance.

         The formal notice of the Annual Meeting and the Proxy Statement appears on the following pages. After you have read the Proxy Statement, please mark, sign, and return the enclosed proxy card to ensure that your votes on the business matters of the meeting will be recorded.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

         We look forward to seeing you and visiting with you on January 25, 2000.

                                Cordially yours,

                                /s/Marvin C. Schumm

                                Marvin C. Schumm
                                President and Chief Executive Officer
                                Home Loan Bank fsb

                                  HOME BANCORP
                       132 East Berry Street, P.O. Box 989
                         Fort Wayne, Indiana 46801-0989
                                 (219) 422-3502


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be Held on January 25, 2000

          Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Home Bancorp (the "Company") will be held on Tuesday, January 25, 2000 at 2:00 p.m. local time at the Holiday Inn Downtown, located at 300 East Washington Boulevard, Fort Wayne, Indiana.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of three directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending September 30, 2000; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Shareholders of record at the close of business on December 1, 1999 are the shareholders entitled to vote at the Meeting and any adjournments thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Gary L. Hemrick

                                              Gary L. Hemrick
                                              Secretary

Fort Wayne, Indiana
December 20, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                  HOME BANCORP
                      132 East Berry Street, P.O. Box 989
                         Fort Wayne, Indiana 46801-0989
                                 (219) 422-3502

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held January 25, 2000

                       ----------------------------------


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Home Bancorp (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held at the Holiday Inn Downtown, located at 300 East Washington Boulevard, Fort Wayne, Indiana, on Tuesday, January 25, 2000, at 2:00 p.m. local time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to shareholders on or about December 20, 1999. Certain of the information provided herein relates to Home Loan Bank fsb (the "Bank"), a wholly-owned subsidiary of the Company.

         At the Meeting, shareholders of the Company are being asked to consider and vote upon the election of three directors of the Company and to ratify the appointment of Crowe, Chizek and Company LLP as the Company's auditors for the fiscal year ending September 30, 2000.

Vote Required and Proxy Information

         All shares of the Company's common stock, without par value (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The Company maintains an Employee Stock Ownership Plan ("ESOP") which owns approximately 10.95% of the Company's common stock and in which employees of the Company and the Bank participate. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the trustee of the ESOP how to vote the shares of Common Stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the proxy distributed by the trustee of the ESOP, the ESOP trustee will vote the shares represented by that proxy at the Meeting. Where an ESOP participant specifies a choice, the proxy will be voted in accordance with the ESOP participant's instructions. If no specific direction is given, the ESOP trustee will vote the shares "FOR" the election of management's nominees for directors of the Company and "FOR" the ratification of auditors. If other matters are presented at the Meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies. The trustee of the ESOP will vote all of the unallocated ESOP shares in the manner directed by the majority of the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to such issue.

          Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the shareholders. Proxies marked as abstaining with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. A majority of the shares of the Company's Common Stock present, in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         Shareholders who execute proxies may revoke them at any time before they are voted at the Meeting. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Gary L. Hemrick, Secretary, Home Bancorp, 132 East Berry Street, P.O. Box 989, Fort Wayne, Indiana 46801-0989.

Voting Securities and Certain Holders Thereof

         Shareholders of record as of the close of business on December 1, 1999 (the "Voting Record Date") will be entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 2,011,652 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership as of the Voting Record Date of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock and (ii) all directors and executive officers of the Company as a group. See "Proposal I - Election of Directors" for information regarding beneficial ownership of the Company's Common Stock by its Directors.

                                                                      Shares
                                                                   Beneficially                   Percent
                                                                       Owned                      of Class
                                                                       -----                      --------
Home Bancorp Employee Stock Ownership Plan
132 East Berry Street, P.O. Box 989
Fort Wayne, Indiana 46801-0989                                       220,256(1)                    10.95%

Directors and executive officers of the Company as a
group (11 persons)                                                   193,413(2)(3)                  9.34%

------------------
(1) The amount reported represents shares held by the ESOP, 88,946 shares of which have been allocated to accounts of participants as of the Voting Record Date. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Unallocated shares will be voted as determined by the majority vote of the voted allocated shares.

(2) Amounts include shares held directly, as well as shares held jointly with family members, held in retirement accounts, held in a fiduciary capacity or held by certain family members, with respect to which shares the listed individuals may be deemed to have sole voting and/or investment power. This amount also includes (i) 14,830 shares of Common Stock allocated to the accounts of executive officers under the ESOP over which the executive officers have sole voting and shared dispositive power, and (ii) options to purchase 59,212 shares of Common Stock granted to directors and executive officers under the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") which are immediately exercisable within 60 days of the Voting Record Date.

(3) Excludes 7,693 restricted shares granted to directors and executive officers under the Company's Recognition and Retention Plan (the "RRP") as to which the voting power has been assigned to a third party until such restricted shares are vested and no longer subject to restriction. Such shares will be voted by the third party in the same manner as the majority vote of the voted allocated shares under the ESOP.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1999 fiscal year.

                       PROPOSAL I - ELECTION OF DIRECTORS

          The Company's Board of Directors is currently composed of seven members, with three of the directors elected annually to serve for a three-year term or until their respective successors are elected and qualified.

          The following table sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

                                                                                                      Shares of
                                                                                                    Common Stock
                                              Positions Held in         Director     Term to        Beneficially         Percent
Name                             Age             the Company            Since(1)      Expire            Owned           of Class
----                             ---             -----------            --------      ------            -----           --------
Board Nominees for Terms to Expire in 2003
Daniel F. Fulkerson                59    Director                         1993         2000              29,693(2)(3)        1.47%
Walter A. McComb, Jr.              64    Director                         1982         2000              29,693(2)(4)        1.47%
Donald E. Thornton                 58    Director and Senior Vice         1997         2000                 11,392(5)            *
                                         President

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE NAMED NOMINEES FOR DIRECTOR

Directors Continuing in Office
C. Philip Andorfer                 64    Chairman of the Board            1988         2001              18,925(2)(6)            *
Richard P. Hormann                 73    Director                         1987         2001              29,693(2)(7)        1.47%
Rod M. Howard                      72    Director                         1969         2002              23,693(2)(8)        1.17%
Luben Lazoff                       65    Director                         1991         2002              25,593(2)(9)        1.27%

------------------
* Less than one percent.

(1)      Includes service as a director of the Bank.

(2) Included in the shares of Common Stock beneficially owned by such individual are options to purchase shares of Common Stock immediately exercisable within 60 days of the Voting Record Date as follows: Mr. Howard - 8,262 shares; Mr. Lazoff - 9,420 shares; Mr. Andorfer - 6,557 shares; Mr. Hormann - 11,020 shares; Mr. Fulkerson - 8,262 shares; and Mr. McComb - 2,754 shares. Excludes 918 restricted shares granted under the RRP to such individual as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction. Such shares will be voted by the third party in the same manner as the majority vote of the voted allocated shares under the ESOP.

(3) Also included in the shares of Common Stock beneficially owned by Mr. Fulkerson are (i) 13,931 shares owned individually over which he has sole voting and dispositive power and (ii) 7,500 shares owned jointly by Mr. Fulkerson and his wife over which Mr. Fulkerson has shared voting and dispositive power.

(4) Also included in the shares of Common Stock beneficially owned by Mr. McComb are (i) 19,439 shares owned individually over which he has sole voting and dispositive power and (ii) 7,500 shares owned individually by Mr. McComb's wife over which Mr. McComb has shared voting and dispositive power.

(5) Included in the shares of Common Stock beneficially owned by Mr. Thornton are (i) 3,286 shares owned individually over which he has sole voting and dispositive power, (ii) 5,352 shares held in Mr. Thornton's account by the ESOP over which he has sole voting and shared dispositive power and (iii) an option to purchase 2,754 shares of Common Stock granted to Mr. Thornton under the Stock Option Plan. Excludes 918 restricted shares granted under the RRP as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction. Such shares will be voted by the third party in the same manner as the majority vote of the voted allocated shares under the ESOP.


(6) Also included in the shares of Common Stock beneficially owned by Mr. Andorfer are (i) 3,218 shares owned individually over which he has sole voting and dispositive power and (ii) 9,000 shares owned by Mr.
         Andorfer and his wife jointly and 150 shares owned by his wife individually over which Mr. Andorfer has shared voting and dispositive power.

(7) Also included in the shares of Common Stock beneficially owned by Mr. Hormann are (i) 11,173 shares owned individually over which he has sole voting and dispositive power and (ii) 7,500 shares owned by his wife individually over which Mr. Hormann has shared voting and dispositive power.

(8) Also included in the shares of Common Stock beneficially owned by Mr. Howard are (i) 13,709 shares owned individually over which he has sole voting and dispositive power and (ii) 1,722 shares owned by his wife individually over which Mr. Howard has shared voting and dispositive power.

(9) Also included in the shares of Common Stock beneficially owned by Mr. Lazoff are (i) 12,173 shares owned individually over which he has sole voting and dispositive power and (ii) 4,000 shares owned by his wife individually over which Mr. Lazoff has shared voting and dispositive power.

         The business experience of each director of the Company for at least the past five years is set forth below.

         Rod M. Howard. Mr. Howard has been retired from Howard's Graphic Supply since 1987 and formerly was President of Howard's Camera & Gift Shops from 1968 through 1987.

         Luben Lazoff. Mr. Lazoff has been in the commercial real estate business since 1978 and has been President of Lazoff Associates, Inc. since 1993. Mr. Lazoff has served as Assistant Secretary of the Company and the Bank since 1993.

         C. Philip Andorfer. Mr. Andorfer has served as Chairman of the Board of the Company since October 1999. Mr. Andorfer has been a partner of the Leonard
J. Andorfer & Company (CPA Firm) since 1963.

         Richard P. Hormann. Mr. Hormann has been an Independent Insurance Agent since 1950 and currently is the Executive Vice President of DeHayes Group, Inc.

         Daniel F. Fulkerson. Mr. Fulkerson has been President of McMahon Paper Co., an industrial paper distributor, since 1989. Prior to that, he served as Executive Vice President of McMahon Paper Co. from 1978 to 1989.

         Walter A. McComb, Jr. Mr. McComb has served as President of D.O. McComb & Sons Funeral Homes since 1982, where he has been employed since 1956. He also has served as President of Mark Douglas, Inc., a property management firm, since 1967.

         Donald E. Thornton. Mr. Thornton has served as Senior Vice President of the Company since October 1999 and has served as the Secretary of the Bank since 1977 and as Vice President of lending at the Bank since 1981. He has been employed at the Bank since 1972.

Meetings and Committees of the Boards of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. For the fiscal year ended September 30, 1999, the Board of Directors met 14 times. During fiscal 1999, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

         The Board of Directors of the Company has standing Audit, Compensation and Nominating Committees.

         The Company's Audit Committee is responsible for the review of the Company's annual audit report prepared by the Company's independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. All non-employee directors of the Company serve on this Committee. In fiscal 1999, the Company's Audit Committee did not meet at the company level; however, the subsidiary Bank's audit committee which has the identical makeup and performs the same functions, met four times during fiscal 1999.

         The Compensation Committee, consisting of Directors Fulkerson, Hormann, Howard and McComb, is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. Non-employee directors who do not sit on the Compensation Committee also participate in executive compensation decision making through the review, discussion and ratification of the Compensation Committee's recommendations. The Compensation Committee is also responsible for administering the Company's Stock Option Plan and the RRP. This committee met two times during fiscal 1999.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Company. Pursuant to the Company's Bylaws, nominations by shareholders must be delivered in writing to the Secretary of the Company at least 30 days prior to the date of the annual meeting.

         Meetings and Committees of the Bank. The Bank's Board of Directors meets at least monthly and held 15 meetings during fiscal 1999. During fiscal 1999, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The principal standing committees of the Bank are the Audit, Salary and Loan Committees. The Bank also has other committees which meet as needed to review various other functions of the Bank.

         The Audit Committee of the Bank is comprised of all non-employee members of the Bank's Board of Directors. The Bank's Audit Committee is responsible for the review of the Company's annual audit report prepared by the Company's independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. The Audit Committee meets as needed and held four meetings during the fiscal 1999.

         The Bank's Salary Committee for Officers, comprised of Directors Fulkerson, Hormann, Howard, McComb and Wolf, determines all salaries to be paid to all officers of the Bank. Mr. Wolf excused himself from Committee discussions concerning his salary as President and Chief Executive Officer of the Bank. The Committee met twice during fiscal 1999.

         The Loan Committee of the Bank, currently comprised of President Schumm, Vice President Thornton, three other officers of the Bank and one outside director, meets weekly to review and process all loans. The Loan Committee held 60 meetings during the fiscal 1999.

Director Compensation

         The Board of Directors of the Company are not paid for their service in such capacity. The Company may, if it believes it is necessary to attract qualified directors or is otherwise beneficial to the Company, adopt a policy of paying directors' fees at the Company level.

         Directors of the Bank receive a retainer fee of $500 per month plus a fee of $350 per month for regular board meetings attended. Directors may miss one meeting per fiscal year and still receive the $350 monthly regular meeting fee. There are no fees paid for special meetings. In addition, for being a member of the Loan Committee, Director Lazoff receives an additional fee of $6,600 per year. The Loan Committee meets approximately once a week.

Executive Compensation

         The Company's officers do not receive any compensation for services performed in their capacity as such. The following table sets forth the compensation paid by the Bank during fiscal 1999 for services rendered by the Chief Executive Officer of the Bank. No other officer earned salary and bonus exceeding $100,000 in fiscal 1999.

                                           SUMMARY COMPENSATION TABLE

                                                                            Long Term
                                                                            ---------
                  Annual Compensation(1)                                Compensation Awards
-------------------------------------------------------------           ---------------------

                                                                        Restricted                      All
                                                                          Stock                        Other
                                    Fiscal      Salary       Bonus       Award(s)     Options       Compensation
Name and Principal Position          Year         ($)          ($)         ($)          (#)             ($)
---------------------------         ------      ------       -----       --------     -------       ------------
W. Paul Wolf                        1999      $165,000      $1,000         - -          - -         $ 65,081(2)
Chairman of the Board,              1998       155,125       1,000         - -          - -           72,488(3)
 President and Chief                1997       144,525       1,000         - -          - -           54,128
 Executive Officer(4)

----------------------------
(1) Mr. Wolf did not receive any additional benefits or perquisites which, in the aggregate, exceeded 10% of his salary and bonus or $50,000.

(2) Represents the Bank's payment on behalf of Mr. Wolf of medical and life insurance premiums of approximately $2,635, as well as the Bank's contribution to the ESOP of $62,446.

(3) Represents the Bank's payment on behalf of Mr. Wolf of medical and life insurance premiums of approximately $2,253, as well as the Bank's contribution to the ESOP of $70,235.

(4) President Wolf retired on October 12, 1999. On October 22, 1999, the Board appointed Marvin C. Schumm as interim President and Chief Executive Officer of the Bank.

         The following table sets forth certain information with respect to the number and value of stock options held by Mr. Wolf at September 30, 1999. No stock appreciation rights have been granted by the Company to date.

                               Aggregate Options Exercised in Last Fiscal Year and FY-End Option Values


                                                              Number of Securities                  Value of Unexercised
                                                             Underlying Unexercised                 In-the-Money Options
                                                              Options at FY-End (#)                     FY-End ($)(2)
                                                        --------------------------------      -------------------------------
                           Shares
                        Acquired on        Value
                          Exercise        Realized
Name                          (#)          ($)(1)       Exercisable       Unexercisable       Exercisable       Unexercisable
----                   ------------       --------      -----------       -------------       -----------       -------------
W. Paul Wolf               21,853         $276,003          922              29,332           $11,064          $351,984

---------------------------

(1) Represents the difference between the fair market value of the securities acquired at the date of exercise of the option and the aggregate exercise price of such option.

(2) Represents the aggregate market value of the stock options as of September 30, 1999. The market value per share of the stock options is the difference between the market price per share of the Common Stock ($27.25 per share based upon the closing price per share of the Common Stock as reported on the Nasdaq National Market on September 30, 1999), less the exercise price ($15.25 per share) of the stock options.


Pension Plan

         The Bank's salaried employees are included in the Financial Institutions Retirement Fund ("the Pension Plan"), a noncontributory multiple employer comprehensive pension plan. Separate actuarial valuations are not made for individual employer members of the Pension Plan. The Bank's salaried full-time employees are eligible to participate in the Pension Plan once they have completed one year of service for the Bank and attained 21 years of age, if they complete 1,000 hours of service in a calendar year. An employee's pension benefits are 100% vested after 5 years of service.

         The Pension Plan provides for monthly retirement benefits determined on the basis of the employee's highest five-year average salary and years of service. Benefits defined at age 65, early retirement, disability and death benefits are payable under the Pension Plan, depending upon the participant's age and years of service.

         The estimated base annual retirement benefits presented on a straight-line basis payable at normal retirement age (65) under the Pension Plan to persons in specified salary and years of service classifications are as follows (benefits noted in the table are not subject to any offset):

Highest Average
Compensation                                       Years of Service
----------------         -------------------------------------------------------------------
                           20             25             30             35              40
                         ------         ------         ------         ------          ------
$ 60,000 ..............  15,000         18,750         22,500         26,250          30,000
  80,000 ..............  20,000         25,000         30,000         35,000          40,000
 100,000 ..............  25,000         31,250         37,500         43,750          50,000
 120,000 ..............  30,000         37,500         45,000         52,500          60,000
 140,000 ..............  35,000         43,750         52,500         61,250          70,000
 160,000 ..............  40,000         50,000         60,000         70,000          80,000

         The maximum annual benefit permitted under the Pension Plan for fiscal 1999 as permitted by the Internal Revenue Code of 1986, as amended (the "Code"), is $130,000. The years of service credited to Mr. Wolf under the Pension Plan as of September 30, 1999 were 39. The Board of Directors may terminate the Pension Plan, or modify it to reduce the level of future benefits in order to reduce the costs of the plan to the Bank.

Employment Agreement

         The Bank had employment contracts with President Wolf and three other executive officers. The contracts provide for an annual base salary in an amount not less than such individual's current salary and an initial term of three years in the case of President Wolf and two years in the cases of the other executive officers. The contracts provide for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, March 29, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreement terminates upon the employee's death, for cause, in certain events specified by Office of Thrift Supervision ("OTS") regulations, or by such officer upon 90 days notice to the Bank. For the year ended September 30, 1999, the disinterested members of Bank's Board of Directors authorized the extension of the three other executive officers' employment contracts for an additional year.

         The employment contracts provide for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 2.99 times the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. For the purposes of the employment contracts, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to OTS regulations. Such events are generally triggered by the acquisition of control of more than 10% of the Company's Common Stock.

         On October 12, 1999, W. Paul Wolf resigned from all positions held with the Company and the Bank. On October 12, 1999, he entered into a Severance and Release Agreement (the "Severance Agreement") with the Bank and the Company thereby canceling his employment agreement. Under the Severance Agreement, Mr. Wolf will receive certain equal bi-monthly payments over a period through March 31, 2001. Such payments are substantially similar to and will be made in the same manner and time as if Mr. Wolf had continued working for the Bank and the Company for such time period. Under the Severance Agreement, Mr. Wolf will continue to participate in the Bank's health plans on the same basis as other executive officers through March 31, 2001. The vesting periods for the remaining awards under the RRP and the Stock Option Plan were accelerated. In addition, Mr. Wolf entered into a non-compete provision for 3 years for any federally insured depository institution, mortgage banker, or mortgage broker in Allen County, Indiana or any county contiguous to Allen County.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies, as well as administering the Stock Option Plan and the RRP. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company and the Bank. Non-employee directors who do not sit on the Compensation Committee also participate in executive compensation decision-making through the review, discussion and ratification of the Compensation Committee's recommendations.

Overview and Philosophy

         Since the Conversion, the Compensation Committee has developed and implemented an executive compensation program which is based on guiding principles designed to align executive compensation with the values and objectives, business strategy, management initiatives, and the business and financial performance of the Company. In applying these principals, the Compensation Committee has established a program to:

o Support a performance-oriented environment that rewards performance not only with respect to the Company's goals but also the Company's performance as compared to that of industry performance levels;

o Attract and retain key executives critical to the long-term success of the Company and the Bank;

o Integrate compensation programs with both the Company's annual and long-term strategic planning and measuring processes; and

o        Reward   executives   for  long-term   strategic   management  and  the
         enhancement of shareholder value.

         Furthermore, in making compensation decisions, the Compensation Committee focuses on the individual contributions of executive officers to the Company and the Bank. The Compensation Committee uses its discretion to set executive compensation where, in its judgment, external, internal or an individual's circumstances warrant it. The Compensation Committee also periodically reviews the compensation policies of other similarly situated companies, as set forth in various industry publications, to determine whether the Company's compensation decisions are competitive within its industry.

Executive Officer Compensation Program

         The executive officer compensation program is comprised of base salary, annual incentive bonuses, long-term incentive compensation in the form of stock options and restricted stock awards, and various benefits, including medical and pension plans generally available to employees of the Company and the Bank.

         Base Salary. Base salary levels for executive officers are competitively set relative to companies in the thrift industry. In determining salaries, the Compensation Committee also takes into account individual experience and performance and specific issues particular to the Company and the Bank.

         Annual Incentive Bonuses. Executive officers are paid a nominal annual incentive bonus in December if the Company's targeted goals established at the beginning of each year are met (including its targeted goals for return on assets, return on equity and asset quality) and certain safety and soundness standards at the Bank level are maintained.

         Stock Benefit Plans. The Company's Stock Option Plan and RRP are the Company's long-term incentive plans for directors, officers and employees. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and the Company's performance, and to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. Awards are made at a level calculated to be competitive with the thrift industry and within the limits prescribed by the OTS.

Chief Executive Officer Compensation

         Mr. Wolf was appointed to the position of President and Chief Executive Officer of the Bank in 1970 and Chairman in 1991 and also served in such capacities with the Company. Effective January 1, 1999, Mr. Wolf received a base salary of approximately $165,000 per year. Mr. Wolf's base salary during fiscal 1999 was approximately $163,250. The increase reflected the Compensation Committee's consideration of base salaries in the industry, Mr. Wolf's responsibilities of running a public company, and the Committee's and the Board's assessment of Mr. Wolf's performance over the year as compared to the Company's goals.

         Mr. Wolf was also awarded a nominal cash bonus in December 1998 of $1,000 consistent with the Company's past practices.

         In October 1995, Mr. Wolf was granted long-term incentive awards consisting of options to purchase 73,330 shares of Common Stock and 27,515 shares of restricted stock. These awards vest in equal installments over a five year period. The first installment vested on October 10, 1996. Such long-term incentive awards are similar to the types and amount of awards granted to other executive officers in the industry and are within the quantitative formula limits prescribed by the OTS. See, however "Proposal I - ELECTION OF DIRECTORS - Employment Agreement."

Daniel F. Fulkerson   Richard P. Hormann   Rod M. Howard   Walter A. McComb, Jr.



Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on March 31, 1995 (the end of the first day the Common Stock began trading) and the reinvestment of dividends when paid. The Company's Common Stock began trading on the Nasdaq National Market on March 30, 1995.The graph provides comparisons at the end of the fiscal years of the Company.

         There can be no assurance that the Common Stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.

                     Comparison of Cumulative Total Return

    [GRAPHIC OMMITTED -- Performance Graph Plotted to Points in Table Below]



                         3/30/95   9/29/95    9/30/96    09/30/97   9/30/98    9/30/99
                         -------   -------    -------    -------    -------    -------
Home Bancorp              $100     $126.00    $127.83    $197.22    $224.42    $227.33
CRSP Nasdaq US Index       100      128.16     152.09     208.83     212.36     344.87
CRSP Nasdaq Bank Index     100      124.66     159.13     265.09     262.97     280.12

           PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for Crowe, Chizek and Company LLP to be its auditors for the 2000 fiscal year, subject to the ratification of the appointment by the Company's shareholders. A representative of Crowe, Chizek and Company LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office, 132 East Berry Street, P.O. Box 989, Fort Wayne Indiana 46801-0989 no later than August 24, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act, and, as with any shareholder proposal, the Company's Articles of Incorporation and Bylaws and Indiana law.

         If a proposal does not meet the above requirements for inclusion in the Company's proxy materials, but otherwise meets the Company's eligibility requirements to be presented at the next Annual Meeting of Shareholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Company's main office at 132 East Berry Street, P.O. Box 989, Fort Wayne Indiana 46801-0989 later than November 25, 2000; provided, however, that in the event that the date of next year's annual meeting is held prior to January 24, 2001, the shareholder proposal must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telecopy or telephone without additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Gary L. Hemrick

                                              Gary L. Hemrick
                                              Secretary

                        HOME BANCORP-Fort Wayne, Indiana


[ X ]   PLEASE MARK VOTES
        AS IN THIS EXAMPLE


                Annual Meeting of Shareholders - January 25, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned hereby appoints the Board of Directors with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock, without par value (the "Common Stock"), of Home Bancorp (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Holiday Inn Downtown, located at 300 East Washington Boulevard, Fort Wayne, Indiana, on Tuesday, January 25, 2000 at 2:00 p.m. local time and at any and all adjournments and postponements thereof, as follows:

 I. The  election  as director of all  nominees  listed  below each for a 3 year term:
                                           FOR                   WITHHELD
    DANIEL F. FULKERSON
    WALTER A. McCOMB, JR.                  [  ]                    [  ]
    DONALD E. THORNTON

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

--------------------------------------------------------------------------------

II. The ratification of the appointment of Crowe, Chizek and Company LLP, independent auditors for the Company for the fiscal year ending September 30, 2000.

    [   ] FOR          [   ] AGAINST            [   ] ABSTAIN


  In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

  The Board of Directors recommends a vote "FOR" EACH OF the listed proposals.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCHMEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

  The shareholder acknowledges receipt from the Company, prior to the execution of this Proxy, of the Notice of Annual Meeting, the related Proxy Statement and the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1999.


Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



------------------------------------    ------------------------------------
Shareholder sign above                  Date


------------------------------------    ------------------------------------
Co-holder (if any) sign above           Date

    Detach above card, sign, date and mail in postage-paid envelope provided.

                                  HOME BANCORP
                       132 East Berry Street, P.O. Box 989
                         Fort Wayne, Indiana 46801-0989
                                 (219) 422-3502

                            PLEASE PROMPTLY COMPLETE
      DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

  This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the Proxy or a later dated Proxy relating to the same shares of Company common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute revocation of a Proxy. Any written notice revoking this Proxy should be delivered to Gary L. Hemrick, Secretary, Home Bancorp, 132 East Berry Street, P.O. Box 989, Fort Wayne, Indiana 46801-0989. If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.